UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2005

SYMMETRY MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Market Street, Warsaw, Indiana 46580

(Address of Principal executive offices, including Zip Code)

(574) 268-2252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2005, Symmetry Medical Inc. issued a press release containing earnings information for its fourth fiscal quarter of 2004 and its full 2004 fiscal year. A copy of the press release is being furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

99.1  Press Release issued by Symmetry Medical Inc., dated February 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMMETRY MEDICAL INC.

/s/ Fred Hite
Date: 2/23/05	Name:	Fred Hite
	Title:	Senior Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Symmetry Medical Inc., dated February 23, 2005.